GOLDMAN, SACHS & CO.
First Franklin FFMLT 2005 FFA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Scheduled Principal Balance:  $758,811,144
Number of Mortgage Loans:  15,480
Average Scheduled Principal Balance:  $49,019
Weighted Average Gross Coupon:  9.456%
Weighted Average Net Coupon:  8.946%
Weighted Average Original FICO Score:  662
Weighted Average Original LTV Ratio:  19.53%
Weighted Average Combined Original LTV Ratio:  99.26%
Weighted Average Stated Remaining Term (months):  222
Weighted Average Seasoning(months):  7
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                               POOL BY         WEIGHTED        WEIGHTED        AVERAGE
                              NUMBER OF       PRINCIPAL       PRINCIPAL        AVERAGE         AVERAGE        PRINCIPAL
CURRENT PRINCIPAL BALANCE       LOANS          BALANCE         BALANCE       GROSS COUPON    CURRENT FICO      BALANCE
-------------------------     ----------     -------------    ----------     ------------    ------------     ---------
$25,000 and Below ........       2,852        $ 56,304,730        7.42%          9.854            645           $19,742
$25,001 - $50,000 ........       7,050         253,281,020       33.38           9.729            653            35,926
$50,001 - $75,000 ........       3,066         187,459,673       24.70           9.464            662            61,141
$75,001 -$100,000.........       1,452         125,175,807       16.50           9.325            668            86,209
$100,001 -$125,000 .......         606          67,733,726        8.93           9.130            675           111,772
$125,001 -$150,000 .......         302          41,429,080        5.46           8.863            681           137,182
$150,001 - $200,000 ......         138          23,821,927        3.14           8.404            700           172,623
$200,001 - $250,000 ......          11           2,710,846        0.36           8.118            677           246,441
$250,001 - $300,000 ......           3             894,336        0.12           7.580            694           298,112
                               -------        ------------      ------          ------           ----           -------
Total.....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                AVERAGE                          PERCENT
                                 COMBO.         PERCENT           OWNER
CURRENT PRINCIPAL BALANCE     ORIGINAL LTV      FULL DOC        OCCUPIED
--------------------------    ------------      ---------       ---------
$25,000 and Below ........         99.58%          99.35%         100.00%
$25,001 - $50,000 ........         99.61           98.51           99.99
$50,001 - $75,000 ........         99.48           98.39          100.00
$75,001 -$100,000.........         99.41           97.38          100.00
$100,001 -$125,000 .......         99.30           95.41          100.00
$125,001 -$150,000 .......         98.14           99.34           99.64
$150,001 - $200,000 ......         96.60          100.00          100.00
$200,001 - $250,000 ......         83.93          100.00          100.00
$250,001 - $300,000 ......         81.51          100.00          100.00
                                  ------          ------          ------
Total.....................         99.26%          98.18%          99.98%
                                  ======          ======          ======

                                                              PERCENT OF
                                                               POOL BY         WEIGHTED        WEIGHTED        AVERAGE
                              NUMBER OF       PRINCIPAL       PRINCIPAL        AVERAGE         AVERAGE        PRINCIPAL
       CURRENT RATE             LOANS          BALANCE         BALANCE       GROSS COUPON    CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
5.99 and below ...........           2        $     91,697        0.01%          5.332            703           $45,848
6.00 - 6.49 ..............          14             670,913        0.09           6.000            665            47,922
6.50 - 6.99 ..............           1              25,805        0.00           6.875            725            25,805
7.00 - 7.49 ..............           5             803,545        0.11           7.250            726           160,709
7.50 - 7.99 ..............         840          61,131,152        8.06           7.958            729            72,775
8.00 - 8.49 ..............       2,054         116,644,390       15.37           8.197            715            56,789
8.50 - 8.99 ..............       2,819         143,797,659       18.95           8.705            677            51,010
9.00 - 9.49 ..............       1,903          96,629,505       12.73           9.248            657            50,777
9.50 - 9.99 ..............       2,088          97,667,541       12.87           9.717            647            46,776
10.00 - 10.49 ............       1,082          50,029,249        6.59          10.216            630            46,238
10.50 - 10.99 ............       2,053          88,428,056       11.65          10.704            618            43,073
11.00 - 11.49 ............       1,333          53,395,700        7.04          11.118            622            40,057
11.50 - 11.99 ............       1,256          48,281,200        6.36          11.634            610            38,440
12.00 - 12.49 ............          30           1,214,731        0.16          12.006            609            40,491
                               -------        ------------      ------          ------           ----           -------
Total: ...................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                AVERAGE
                                 COMBO.          PERCENT       PERCENT OWNER
       CURRENT RATE           ORIGINAL LTV       FULL DOC        OCCUPIED
--------------------------    ------------      ---------       ---------
5.99 and below ...........        100.00%          100.00%        100.00%
6.00 - 6.49 ..............         99.87           100.00         100.00
6.50 - 6.99 ..............        100.00           100.00         100.00
7.00 - 7.49 ..............         83.50           100.00         100.00
7.50 - 7.99 ..............         98.26            99.76         100.00
8.00 - 8.49 ..............         99.23            99.54         100.00
8.50 - 8.99 ..............         99.27            96.22          99.90
9.00 - 9.49 ..............         99.30            97.31         100.00
9.50 - 9.99 ..............         99.52            96.61         100.00
10.00 - 10.49 ............         99.07            97.09         100.00
10.50 - 10.99 ............         99.35            99.83         100.00
11.00 - 11.49 ............         99.68            99.91         100.00
11.50 - 11.99 ............         99.80            99.76          99.92
12.00 - 12.49 ............         99.91           100.00         100.00
                                  ------          -------         ------
Total: ...................         99.26%           98.18%         99.98%
                                  ======          =======         ======

--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED SPECIFICALLY FOR YOU BY THE FIXED INCOME SALES AND TRADING DEPARTMENT AND IS NOT THE PRODUCT OF FIXED INCOME RESEARCH. THIS MATERIAL CONTAINS INDICATIVE TERMS ONLY. ALL MATERIAL CONTAINED HEREIN, INCLUDING PROPOSED TERMS AND CONDITIONS ARE FOR DISCUSSION PURPOSES ONLY. FINALIZED TERMS AND CONDITIONS ARE SUBJECT TO FURTHER DISCUSSION AND NEGOTIATION. THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. OPINIONS EXPRESSED ARE OUR PRESENT OPINIONS ONLY, AND ANY INFORMATION OR INDICATIONS CONTAINED IN THIS MATERIAL ARE CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. THE MATERIAL IS BASED UPON INFORMATION WHICH WE CONSIDER RELIABLE BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. GOLDMAN SACHS SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE USER OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, TIMELINESS, CONTINUED AVAILABILITY OR COMPLETENESS OF THE DATA NOR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED BECAUSE OF THE USE OF THE DATA OR CALCULATIONS MADE AVAILABLE HEREIN, EVEN IF GOLDMAN SACHS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). GOLDMAN SACHS DOES NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE; SUCH MATTERS SHOULD BE DISCUSSED WITH YOUR ADVISORS AND OR COUNSEL. IN ADDITION, WE MUTUALLY AGREE THAT, SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF THIS MATERIAL THAT ARE NECESSARY TO SUPPORT ANY U.S. FEDERAL INCOME TAX BENEFITS, WITHOUT GOLDMAN SACHS IMPOSING ANY LIMITATION OF ANY KIND. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE FINANCIAL SERVICES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. FURTHER INFORMATION ON ANY OF THE SECURITIES, FUTURES OR OPTIONS MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M.S.P.A. IN, MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET.
--------------------------------------------------------------------------------

GOLDMAN, SACHS & CO.
First Franklin FFMLT 2005 FFA
--------------------------------------------------------------------------------

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL       AVERAGE         AVERAGE        PRINCIPAL
        CREDIT SCORE              LOANS          BALANCE         BALANCE      GROSS COUPON    CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
740 & Above...............         832        $ 50,308,999        6.63%          8.114            762           $60,468
720-739...................         609          35,720,654        4.71           8.125            728            58,655
700-719...................       1,026          59,547,800        7.85           8.124            708            58,039
680-699...................       1,569          92,079,713       12.13           8.405            689            58,687
660-679...................       2,130         114,191,620       15.05           8.921            668            53,611
640-659...................       2,986         146,745,485       19.34           9.536            649            49,145
620-639...................       3,053         134,023,348       17.66          10.527            629            43,899
600-619...................       3,275         126,193,527       16.63          11.014            609            38,532
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
                                 COMBO.         PERCENT       PERCENT OWNER
        CREDIT SCORE          ORIGINAL LTV      FULL DOC         OCCUPIED
--------------------------    ------------      ---------       ---------
740 & Above...............         99.40%         97.99%          100.00%
720-739...................         99.45          98.57           100.00
700-719...................         99.24          96.84           100.00
680-699...................         99.16          96.35           100.00
660-679...................         99.20          96.85            99.87
640-659...................         99.25          97.85           100.00
620-639...................         99.28          99.85           100.00
600-619...................         99.30          99.93            99.97
                                  ------         ------           ------
Total:....................         99.26%         98.18%           99.98%
                                  ======         ======           ======

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL       AVERAGE         AVERAGE        PRINCIPAL
            LIEN                  LOANS          BALANCE         BALANCE      GROSS COUPON    CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
2.........................      15,480        $758,811,144      100.00%          9.456            662           $49,019
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019

                                WEIGHTED
                                 AVERAGE
                                 COMBO.        PERCENT FULL    PERCENT OWNER
            LIEN              ORIGINAL LTV         DOC           OCCUPIED
--------------------------    ------------      ---------       ---------
2.........................         99.26%          98.18%          99.98%
Total:....................         99.26%          98.18%          99.98%

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      AVERAGE        PRINCIPAL
   COMBINED ORIGINAL LTV          LOANS          BALANCE         BALANCE         COUPON       CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
60.00 and Below...........           8        $    423,611        0.06%          8.948            657           $52,951
60.01 - 70.00.............           5             745,604        0.10           8.239            654           149,121
70.01 - 80.00.............          15           1,652,276        0.22           8.811            642           110,152
80.01 - 85.00.............          37           4,543,340        0.60           8.599            662           122,793
85.01 - 90.00.............         235          15,417,067        2.03           8.906            663            65,605
90.01 - 95.00.............         576          33,071,201        4.36           9.237            664            57,415
95.01 - 100.00............      14,604         702,958,045       92.64           9.487            662            48,135
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
                                 COMBO.        PERCENT FULL   PERCENT OWNER
   COMBINED ORIGINAL LTV      ORIGINAL LTV         DOC           OCCUPIED
--------------------------    ------------      ---------       ---------
60.00 and Below...........         37.51%        100.00%          100.00%
60.01 - 70.00.............         69.18         100.00           100.00
70.01 - 80.00.............         78.18         100.00           100.00
80.01 - 85.00.............         83.19         100.00           100.00
85.01 - 90.00.............         89.67          98.50           100.00
90.01 - 95.00.............         94.49          97.46           100.00
95.01 - 100.00............         99.92          98.19            99.97
                                  ------         ------           ------
Total:....................         99.26%         98.18%           99.98%
                                  ======         ======           ======

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      AVERAGE        PRINCIPAL
       DOCUMENTATION              LOANS          BALANCE         BALANCE         COUPON       CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
FULL DOC..................      15,245        $745,007,160       98.18%          9.460            662           $48,869
LIMITED DOC...............         225          13,407,075        1.77           9.177            684            59,587
ASSET ONLY................           9             358,036        0.05          10.353            635            39,782
STATED DOC................           1              38,873        0.01           9.875            656            38,873
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
                                 COMBO.        PERCENT FULL    PERCENT OWNER
       DOCUMENTATION          ORIGINAL LTV         DOC           OCCUPIED
--------------------------    ------------      ---------       ---------
FULL DOC..................         99.26%         100.00%          99.97%
LIMITED DOC...............         99.34            0.00          100.00
ASSET ONLY................         99.69            0.00          100.00
STATED DOC................        100.00            0.00          100.00
                                  ------          ------          ------
Total:....................         99.26%          98.18%          99.98%
                                  ======          ======          ======

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      AVERAGE        PRINCIPAL
          PURPOSE                 LOANS          BALANCE         BALANCE         COUPON       CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
Purchase..................      13,693        $675,351,652       89.00%          9.427            664           $49,321
Cashout Refi..............       1,487          70,756,931        9.32           9.682            649            47,584
Refinance - No Cashout....         300          12,702,562        1.67           9.736            648            42,342
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
                                 COMBO.        PERCENT FULL   PERCENT OWNER
          PURPOSE             ORIGINAL LTV         DOC           OCCUPIED
--------------------------    ------------      ---------       ---------
Purchase..................         99.43%         98.14%           99.97%
Cashout Refi..............         97.90          98.42           100.00
Refinance - No Cashout....         97.67          99.04           100.00
                                  ------          ------          ------
Total:....................         99.26%         98.18%           99.98%
                                  ======          ======          ======

--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED SPECIFICALLY FOR YOU BY THE FIXED INCOME SALES AND TRADING DEPARTMENT AND IS NOT THE PRODUCT OF FIXED INCOME RESEARCH. THIS MATERIAL CONTAINS INDICATIVE TERMS ONLY. ALL MATERIAL CONTAINED HEREIN, INCLUDING PROPOSED TERMS AND CONDITIONS ARE FOR DISCUSSION PURPOSES ONLY. FINALIZED TERMS AND CONDITIONS ARE SUBJECT TO FURTHER DISCUSSION AND NEGOTIATION. THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. OPINIONS EXPRESSED ARE OUR PRESENT OPINIONS ONLY, AND ANY INFORMATION OR INDICATIONS CONTAINED IN THIS MATERIAL ARE CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. THE MATERIAL IS BASED UPON INFORMATION WHICH WE CONSIDER RELIABLE BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. GOLDMAN SACHS SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE USER OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, TIMELINESS, CONTINUED AVAILABILITY OR COMPLETENESS OF THE DATA NOR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED BECAUSE OF THE USE OF THE DATA OR CALCULATIONS MADE AVAILABLE HEREIN, EVEN IF GOLDMAN SACHS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). GOLDMAN SACHS DOES NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE; SUCH MATTERS SHOULD BE DISCUSSED WITH YOUR ADVISORS AND OR COUNSEL. IN ADDITION, WE MUTUALLY AGREE THAT, SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF THIS MATERIAL THAT ARE NECESSARY TO SUPPORT ANY U.S. FEDERAL INCOME TAX BENEFITS, WITHOUT GOLDMAN SACHS IMPOSING ANY LIMITATION OF ANY KIND. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE FINANCIAL SERVICES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. FURTHER INFORMATION ON ANY OF THE SECURITIES, FUTURES OR OPTIONS MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M.S.P.A. IN, MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET.
--------------------------------------------------------------------------------

GOLDMAN, SACHS & CO.
First Franklin FFMLT 2005 FFA
--------------------------------------------------------------------------------

                                                             PERCENT OF                        WEIGHTED
                                                               POOL BY        WEIGHTED          AVERAGE        AVERAGE
                              NUMBER OF        PRINCIPAL      PRINCIPAL        AVERAGE          CURRENT       PRINCIPAL
         OCCUPANCY              LOANS           BALANCE        BALANCE      GROSS COUPON         FICO          BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
Owner Occupied............      15,478        $758,623,663       99.98%          9.456            662           $49,013
Non-Owner Occupied........           2             187,481        0.02           9.555            656            93,741
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $ 58,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                               WEIGHTED
                                AVERAGE                          PERCENT
                                COMBO.        PERCENT FULL        OWNER
         OCCUPANCY           ORIGINAL LTV          DOE          OCCUPIED
--------------------------    ------------      ---------       ---------
Owner Occupied............         99.26%          98.18%         100.00%
Non-Owner Occupied........        100.00          100.00            0.00
                                  ------          ------          ------
Total:....................         99.26%          98.18%          99.98%
                                  ======          ======          ======

                                                              PERCENT OF       WEIGHTED
                                                               POOL BY         AVERAGE         WEIGHTED         AVERAGE
                               NUMBER OF       PRINCIPAL      PRINCIPAL         GROSS          AVERAGE         PRINCIPAL
       PROPERTY TYPE             LOANS          BALANCE        BALANCE         COUPON        CURRENT FICO       BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
SINGLE FAMILY.............      10,058        $473,597,109       62.41%          9.486            661           $47,087
PUD.......................       3,435         180,878,481       23.84           9.514            659            52,657
CONDO.....................       1,570          80,446,590       10.60           9.216            671            51,240
2-4 FAMILY................         417          23,888,964        3.15           9.207            676            57,288
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE                         PERCENT
                                  COMBO.       PERCENT FULL       OWNER
       PROPERTY TYPE          ORIGINAL LTV         DOC          OCCUPIED
--------------------------    ------------      ---------       ---------
SINGLE FAMILY.............         99.32%           98.14%        100.00%
PUD.......................         99.08            98.03          99.98
CONDO.....................         99.52            98.34         100.00
2-4 FAMILY................         98.70            99.56          99.37
                                  ------           ------         ------
Total:....................         99.26%           98.18%         99.98%
                                  ======           ======         ======

                                                              PERCENT OF       WEIGHTED
                                                               POOL BY         AVERAGE                          AVERAGE
                               NUMBER OF       PRINCIPAL      PRINCIPAL         GROSS      WEIGHTED AVERAGE    PRINCIPAL
           STATE                 LOANS          BALANCE        BALANCE         COUPON        CURRENT FICO       BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
CA........................       4,327        $334,116,804       44.03%          9.129            674           $77,217
FL........................         894          35,203,984        4.64           9.570            655            39,378
TX........................         989          32,676,876        4.31           9.815            652            33,040
CO........................         622          27,298,703        3.60           9.710            649            43,889
WA........................         645          26,931,416        3.55           9.673            659            41,754
GA........................         677          24,604,342        3.24          10.108            646            36,343
OR........................         662          24,534,751        3.23           9.415            662            37,062
MD........................         430          22,719,436        2.99           9.801            654            52,836
TN........................         638          17,242,229        2.27           8.783            642            27,025
MN........................         419          17,234,378        2.27           9.693            657            41,132
Other.....................       5,177         196,248,224       25.86           9.788            654            37,908
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                AVERAGE                         PERCENT
                                 COMBO.         PERCENT          OWNER
           STATE              ORIGINAL LTV      FULL DOC        OCCUPIED
--------------------------    ------------      ---------       ---------
CA........................         98.96%         98.26%          99.96%
FL........................         99.25          96.31          100.00
TX........................         99.41          96.95          100.00
CO........................         99.38          99.28          100.00
WA........................         99.68          97.59          100.00
GA........................         99.78          98.46           99.85
OR........................         99.68          96.31          100.00
MD........................         99.40          98.63          100.00
TN........................         99.90          98.72          100.00
MN........................         99.60          98.59          100.00
Other.....................         99.46          98.59          100.00
                                  ------         ------          ------
Total:....................         99.26%         98.18%          99.98%
                                  ======         ======          ======

--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED SPECIFICALLY FOR YOU BY THE FIXED INCOME SALES AND TRADING DEPARTMENT AND IS NOT THE PRODUCT OF FIXED INCOME RESEARCH. THIS MATERIAL CONTAINS INDICATIVE TERMS ONLY. ALL MATERIAL CONTAINED HEREIN, INCLUDING PROPOSED TERMS AND CONDITIONS ARE FOR DISCUSSION PURPOSES ONLY. FINALIZED TERMS AND CONDITIONS ARE SUBJECT TO FURTHER DISCUSSION AND NEGOTIATION. THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. OPINIONS EXPRESSED ARE OUR PRESENT OPINIONS ONLY, AND ANY INFORMATION OR INDICATIONS CONTAINED IN THIS MATERIAL ARE CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. THE MATERIAL IS BASED UPON INFORMATION WHICH WE CONSIDER RELIABLE BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. GOLDMAN SACHS SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE USER OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, TIMELINESS, CONTINUED AVAILABILITY OR COMPLETENESS OF THE DATA NOR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED BECAUSE OF THE USE OF THE DATA OR CALCULATIONS MADE AVAILABLE HEREIN, EVEN IF GOLDMAN SACHS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). GOLDMAN SACHS DOES NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE; SUCH MATTERS SHOULD BE DISCUSSED WITH YOUR ADVISORS AND OR COUNSEL. IN ADDITION, WE MUTUALLY AGREE THAT, SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF THIS MATERIAL THAT ARE NECESSARY TO SUPPORT ANY U.S. FEDERAL INCOME TAX BENEFITS, WITHOUT GOLDMAN SACHS IMPOSING ANY LIMITATION OF ANY KIND. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE FINANCIAL SERVICES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. FURTHER INFORMATION ON ANY OF THE SECURITIES, FUTURES OR OPTIONS MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M.S.P.A. IN, MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET.
--------------------------------------------------------------------------------

GOLDMAN, SACHS & CO.
First Franklin FFMLT 2005 FFA
--------------------------------------------------------------------------------

                                                               PERCENT OF                       WEIGHTED
                                                                 POOL BY        WEIGHTED        AVERAGE         AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      CURRENT        PRINCIPAL
            ZIP                   LOANS          BALANCE         BALANCE         COUPON           FICO          BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
91913.....................          50        $  4,583,526        0.60%          8.616            694           $91,671
92555.....................          43           3,042,736        0.40           9.374            664            70,761
92336.....................          29           2,294,176        0.30           9.088            681            79,110
92592.....................          23           2,195,922        0.29           9.488            658            95,475
92345.....................          43           2,182,986        0.29           9.927            657            50,767
92562.....................          25           2,117,225        0.28           9.533            656            84,689
92880.....................          22           2,083,502        0.27           9.680            653            94,705
92126.....................          23           1,875,603        0.25           8.966            680            81,548
92154.....................          23           1,752,973        0.23           9.014            675            76,216
92571.....................          31           1,750,378        0.23           9.426            664            56,464
Other.....................      15,168         734,932,119       96.85           9.462            662            48,453
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                 WEIGHTED
                                 AVERAGE
                                  COMBO.         PERCENT     PERCENT OWNER
            ZIP                ORIGINAL LTV     FULL DOC        OCCUPIED
--------------------------    ------------      ---------       ---------
91913.....................         99.04%          98.47%        100.00%
92555.....................         99.97          100.00         100.00
92336.....................         99.09          100.00         100.00
92592.....................         99.64           94.33         100.00
92345.....................         99.83           95.58         100.00
92562.....................         98.65          100.00         100.00
92880.....................         99.63          100.00         100.00
92126.....................         99.31           88.92         100.00
92154.....................         99.10          100.00         100.00
92571.....................         99.74          100.00         100.00
Other.....................         99.26           98.19          99.97
                                  ------          ------         ------
Total:....................         99.26%          98.18%         99.98%
                                  ======          ======         ======

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
      REMAINING MONTHS          NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      AVERAGE        PRINCIPAL
        TO MATURITY               LOANS          BALANCE         BALANCE         COUPON       CURRENT FICO      BALANCE
--------------------------    ----------     -------------    ----------     ------------    ------------     ---------
1-180.....................       3,497        $148,931,376       19.63%          9.475            658           $42,588
181-240...................      11,983         609,879,768       80.37           9.451            663            50,895
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
      REMAINING MONTHS           COMBO.       PERCENT FULL   PERCENT OWNER
        TO MATURITY           ORIGINAL LTV        DOC           OCCUPIED
--------------------------    ------------      ---------       ---------
1-180.....................         99.21%         98.44%          99.97%
181-240...................         99.28          98.12           99.98
                                  ------         ------          ------
Total:....................         99.26%         98.18%          99.98%
                                  ======         ======          ======

                                                               PERCENT OF
                                                                 POOL BY        WEIGHTED        WEIGHTED        AVERAGE
                                NUMBER OF       PRINCIPAL       PRINCIPAL    AVERAGE GROSS      AVERAGE        PRINCIPAL
     AMORTIZATION TYPE            LOANS          BALANCE         BALANCE         COUPON       CURRENT FICO      BALANCE
-------------------------     ----------     -------------    ----------     ------------    ------------     ---------
20 YR FIXED BAL 2ND.......      11,480        $588,789,318       77.59%          9.450            663           $51,288
15 YR FIXED BAL 2ND.......       3,266         139,813,801       18.43           9.469            658            42,809
20 YR FIXED 2ND...........         503          21,090,450        2.78           9.472            664            41,929
15 YR FIXED 2ND...........         197           7,763,771        1.02           9.519            664            39,410
10 YR FIXED BAL 2ND.......          30           1,199,471        0.16           9.920            642            39,982
10 YR FIXED 2ND...........           4             154,333        0.02           8.982            664            38,583
                               -------        ------------      ------          ------           ----           -------
Total:....................      15,480        $758,811,144      100.00%          9.456            662           $49,019
                               =======        ============      ======          ======           ====           =======

                                WEIGHTED
                                 AVERAGE
                                 COMBO.       PERCENT FULL   PERCENT OWNER
     AMORTIZATION TYPE        ORIGINAL LTV        DOC           OCCUPIED
-------------------------     ------------      ---------       ---------
20 YR FIXED BAL 2ND.......         99.28%         98.10%          99.97%
15 YR FIXED BAL 2ND.......         99.21          98.54           99.97
20 YR FIXED 2ND...........         99.25          98.55          100.00
15 YR FIXED 2ND...........         99.05          96.64          100.00
10 YR FIXED BAL 2ND.......         99.88         100.00          100.00
10 YR FIXED 2ND...........         98.91          83.67          100.00
                                  ------         ------          ------
Total:....................         99.26%         98.18%          99.98%
                                  ======         ======          ======

--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED SPECIFICALLY FOR YOU BY THE FIXED INCOME SALES AND TRADING DEPARTMENT AND IS NOT THE PRODUCT OF FIXED INCOME RESEARCH. THIS MATERIAL CONTAINS INDICATIVE TERMS ONLY. ALL MATERIAL CONTAINED HEREIN, INCLUDING PROPOSED TERMS AND CONDITIONS ARE FOR DISCUSSION PURPOSES ONLY. FINALIZED TERMS AND CONDITIONS ARE SUBJECT TO FURTHER DISCUSSION AND NEGOTIATION. THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. OPINIONS EXPRESSED ARE OUR PRESENT OPINIONS ONLY, AND ANY INFORMATION OR INDICATIONS CONTAINED IN THIS MATERIAL ARE CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. THE MATERIAL IS BASED UPON INFORMATION WHICH WE CONSIDER RELIABLE BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. WE MAKE NO REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. GOLDMAN SACHS SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE USER OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, TIMELINESS, CONTINUED AVAILABILITY OR COMPLETENESS OF THE DATA NOR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE INCURRED OR EXPERIENCED BECAUSE OF THE USE OF THE DATA OR CALCULATIONS MADE AVAILABLE HEREIN, EVEN IF GOLDMAN SACHS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). GOLDMAN SACHS DOES NOT PROVIDE ACCOUNTING, TAX OR LEGAL ADVICE; SUCH MATTERS SHOULD BE DISCUSSED WITH YOUR ADVISORS AND OR COUNSEL. IN ADDITION, WE MUTUALLY AGREE THAT, SUBJECT TO APPLICABLE LAW, YOU MAY DISCLOSE ANY AND ALL ASPECTS OF THIS MATERIAL THAT ARE NECESSARY TO SUPPORT ANY U.S. FEDERAL INCOME TAX BENEFITS, WITHOUT GOLDMAN SACHS IMPOSING ANY LIMITATION OF ANY KIND. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE FINANCIAL SERVICES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. FURTHER INFORMATION ON ANY OF THE SECURITIES, FUTURES OR OPTIONS MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M.S.P.A. IN, MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET.
--------------------------------------------------------------------------------